OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2018
Statements Line Items
INVESTMENTS [Text Block]
5.	OTHER INVESTMENTS

	December 31	December 31
	2018	2017

Investment in marketable securities, at cost	$41	$41
Unrealized gain (loss) on marketable securities	47	127
	$88	$168

Marketable securities are classified as Level 1 in the fair value hierarchy (Note 21) and as available-for-sale financial assets. The fair values of available-for-sale investments are determined based on a market approach reflecting the closing price of each particular security at the reporting date. The closing price is a quoted market price obtained from the exchange that is the principal active market for the particular security, being the market with the greatest volume and level of activity for the assets. Changes in fair value on marketable securities are recognized in profit or loss.